Supplement Dated January 5, 2016
To The Prospectus Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective January 1, 2016.

Please delete all references to "Neuberger Berman Fixed Income LLC" and replace with "Neuberger Berman Investment Advisers LLC."

In the prospectus section entitled "Management of the Trust," sub-section entitled "Advisory Fee," please replace the rows in the table for the JNL/American Funds® Growth Fund and the JNL/Eaton Vance Global Macro Absolute Return Advantage Fund with the following rows:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Aggregate Fee Paid to Adviser in Most Recent Fiscal year (Annual Rate Based on Average Net Assets of Each Fund)
JNL/American Funds® Growth Fund [3]	$0 to $1 billion Over $1 billion	0.85% 0.80%	0.85%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund [4]	$0 to $1 billon Over $1 billion	0.95% 0.90%	0.95%

In the prospectus section entitled "Management of the Trust," sub-section entitled "Advisory Fee," please add the following footnotes after the table:

[3]	JNAM will voluntarily waive 0.05% of the management fee of the Fund for all assets.
[4]	JNAM will voluntarily waive 0.05% of the management fee of the Fund for total net assets between $250 million and $1 billion.

This supplement is dated January 5, 2016.

Supplement Dated January 5, 2016
To The Statement of Additional Information
Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2016.

Please delete all references to "Neuberger Berman Fixed Income LLC" and replace with "Neuberger Berman Investment Advisers LLC."

On page 52, please delete the section entitled, "Currency transactions" in its entirety and replace with the following:

Currency Transactions. Certain AFIS Master Funds may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, certain AFIS Master Funds may enter into forward currency contracts to protect against changes in currency exchange rates. Certain AFIS Master Funds may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the AFIS Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the AFIS Master Fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an AFIS Master Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the AFIS Master Fund's commitment increases because of changes in exchange rates, the AFIS Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The AFIS Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, an AFIS Master Fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Entering into forward currency transactions may change the AFIS Master Fund's exposure to currency exchange rates and could result in losses to the AFIS Master Fund if currencies do not perform as expected by the AFIS Master Fund's investment adviser. For example, if the AFIS Master Fund's investment adviser increases an AFIS Master Fund's exposure to a foreign currency using forward contracts and that foreign currency's value declines, the AFIS Master Fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an AFIS Master Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The AFIS Master Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the AFIS Master Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the AFIS Master Fund.

In the "Sub-Advisory Fees" table beginning on page 132, please delete in their entirety the rows for JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, and JNL/The London Company Focused U.S. Equity Fund, and replace them with the following rows:

FUND*	ASSETS	FEES
JNL/DoubleLine® Total Return Fund [4]	All Assets	.35%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	$0 to $250 Million $250 to $500 Million Over $500 Million	.55% .525% .500%
JNL/The London Company Focused U.S. Equity Fund	$0 to $300 million Over $300 million	.50% .45%

On page 135, please add the footnote below to the footnotes following the "Sub-Advisory Fees" table:

[4]
For the purposes of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies the following fee discounts based on combined assets of the Fund and the JNL/DoubleLine Shiller Enhanced CAPE Fund of the JNL Series Trust: a 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.

This supplement is dated January 5, 2016.